EXHIBIT 10.22.5.1
December 28, 2006
BNP Paribas
1200 Smith Street, Suite 3100
Houston, Texas 77002
Attention: Douglas R. Liftman

Re:	Amended and Restated Credit Agreement dated December 28, 2006 by and among PrimeEnergy Corporation (“PEC”) et al as “Borrower”, Guaranty Bank, FSB, as Agent and the Lenders signatory thereto (“Agreement”)
Gentlemen:
     Guaranty Bank FSB (“Guaranty”) and Prime Offshore L.L.C. (“Offshore”) entered into a Credit Agreement dated June 29, 2006 (“Offshore Credit Agreement”) and as part of the Offshore Credit Agreement, Guaranty, Offshore and PEC entered into a Completion and Liquidity Maintenance Agreement (“CLMA”) of even date therewith, whereby PEC agreed to maintain liquidity consisting of unused revolver availability under the Agreement and/or unrestricted cash and cash equivalents of $25,000,000. This required level of liquidity will reduce, dollar-for-dollar, with any additional shareholder advances by PEC to Offshore and increase, dollar-for-dollar, to a maximum of $25,000,000 with any repayment of shareholder advances.
     Section 6.2(e) of the Agreement reads as follows:
               “6.2 Contingent Obligations. Create, incur, assume, or suffer to exist any Contingent Obligation; provided, however, the foregoing restriction shall not apply to-----(e) shareholder loans to Prime Offshore L.L.C., provided, however, that Borrower must maintain the greater of 10% of the sum of the Borrowing Base and the Revolving Line of Credit Number 2 Available Commitment of $10,000,000 subsequent to any such shareholder loan.”
     Guaranty, Offshore and PEC hereby agree that the provisions of Section 6.2(e) control as regards the CLMA and is superior to the terms and provisions of the CLMA, and that PEC cannot make shareholder loans to Offshore unless the provisions of 6.2(e) are met.

BNP Paribas
December 28, 2006

Very truly yours, GUARANTY BANK, FSB
By:	/s/ David M. Butler
David M. Butler
Vice President

PRIMEENERGY CORPORATION
By:	/s/ Beverly A. Cummings
Beverly A. Cummings
Executive Vice President

PRIME OFFSHORE L.L.C.
By:	/s/ Beverly A. Cummings
Beverly A. Cummings
Chief Executive Officer